                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  December 21, 2001



                               NEON SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)



            Delaware                               0-25457                          76-0345839
(State or other jurisdiction of           (Commission File Number)      (IRS Employer Identification Number)
incorporation or organization)


                       14100 SOUTHWEST FREEWAY, SUITE 500
                            SUGAR LAND, TEXAS  77478
             (Address of Registrant's principal executive offices)


                                 (281) 491-4200
              (Registrant's telephone number, including area code)



                                      N/A
         (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

     On December 21, 2001, NEON Systems, Inc. issued a press release announcing that it had entered into a non-binding term sheet to be granted a two-year option to acquire Scalable Software, Inc. In addition, NEON Systems, Inc. announced in such press release that Louis R. Woodhill and James Woodhill were appointed as directors to the Board of Directors of NEON Systems, Inc., to serve until they are elected by a vote of the stockholders of NEON Systems, Inc. or until their successors are elected and qualified. The press release is filed as
Exhibit 99.1 to this Current Report on Form 8-K, and the contents of such Exhibit are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

Exhibit
Number          Description of Document
-------         -----------------------

99.1            Press Release dated December 21, 2001.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 21, 2001

                                 NEON SYSTEMS, INC.



                                 /s/ James Bradford Poynter
                                 ---------------------------------------
                                 Name:   James Bradford Poynter
                                 Title:  Chief Financial Officer
                                         (Principal financial officer)
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                               INDEX TO EXHIBITS


Exhibit
Number                     Description of Document
-------                    -----------------------
99.1                       Press Release dated December 21, 2001.